KemPharm

Management Presentation

January 2017

Cautionary Note Regarding Presentation Information

This presentation contains forward-looking statements, including statements about our plans to develop and commercialize our product candidates, our planned clinical trials for our prodrug product candidates, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates, including expectations about our ability to use the 505(b)(2) pathway and expedited FDA review, the clinical utility of our product candidates and our intellectual property position. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. These and other risks concerning our business are described in additional detail in our Quarterly Report on Form 10-Q filed with the SEC on November 10, 2016, and our other Periodic and Current Reports filed with the SEC. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Further, the information contained in this presentation speaks only as the date hereof. While we may elect to update the information in this presentation in the future, we disclaim any obligation to do so except to the extent required by applicable law.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

KemPharm Overview

- Specialty pharmaceutical company discovering and developing novel **prodrugs**
- Leveraging our **LAT Platform Technology** to improve the attributes of approved drugs in large markets
- Building a pipeline of **product candidates** for ADHD, pain and CNS disorders
- Potentially utilizing FDA's **505(b)(2) pathway** to reduce risk and expense
- Generating long-lived **composition-of-matter** patent protection

Ligand Activated Therapy (LAT) Platform Technology


LAT
Approved Drug with Sub-Optimal Properties
Ligand
LAT
Prodrug with Improved Attributes
LAT
Cleaved Drug through Human Metabolic Process

1) Select FDA-approved and widely prescribed drug for improvement

2) Chemically modify using a ligand to create a prodrug
   - Ligands – GRAS or demonstrated to be safe
   - Prodrugs generate composition-based patents

3) Following ingestion, normal human metabolic processes cleave the ligand and release the active drug

- Proprietary to KemPharm and is **applicable across therapeutic areas**
- Amenable to **both immediate and extended release formulations**

KemPharm Prodrug Product Pipeline

Category	Product Candidate	Parent Drug	Development Status	Next Milestone	Potential NDA Submission
ADHD	KP415	Methylphenidate (ER)	Clinical	Efficacy Data	2018
PAIN	KP201/IR	Hydrocodone	Clinical	IN HAL Data	2018 with Priority Review
	KP511/ER	Hydromorphone	Clinical	POC in ER Formulation	2019 with Priority Review
	KP511/IR	Hydromorphone	Clinical	HAL and BE Data	2019 with Priority Review
	KP606/IR	Oxycodone	Preclinical	Preclinical Development	TBD
	KP746	Oxymorphone	Preclinical	Preclinical Development	TBD
CNS	KP303	Quetiapine	Preclinical	Preclinical Development	TBD

Multiple Other Compounds in Pre-Discovery Stage

Attention-Deficit/Hyperactivity Disorder:

KP415
For the Treatment of ADHD

KP415 Product Overview

- Prodrug of d-methylphenidate with extended release properties
- Potential KP415 features and benefits
  - Earlier onset of action
  - Once-daily dosing
  - Active metabolism may offer more predictable therapeutic effect
  - Reduced abuse potential
  - Patient-friendly dosage form
    - Small capsule size (Size 4, same as Vyvanse), easily swallowed
    - May be opened and contents sprinkled on food or mixed into liquids for easier ingestion
- No generic equivalent product
- Composition-based patent expires in 2032, and is potentially NCE eligible

ADHD and ER Methylphenidate Market

- >$15 billion ADHD market with prescriptions growing at ~5% year-over-year
- Methylphenidate accounted for approximately 19.7 million TRx's and $4.2 billion in sales in 2015
- KemPharm believes ADHD key opinion leaders have significant interest in an ER methylphenidate product with:
  - Earlier onset
  - Improved duration of action
  - Abuse-deterrent properties
- Branded products are being pressured by patent expirations
  - Vyvanse is the branded market share leader and loses patent exclusivity in 2023
  - Concerta, Adderall, Focalin are all large brands which are all off patent

All market data is based on management estimates.

Clinical Study Results of KP415.101 – Oral PK in Humans



KP415 (d-MPH), 32 mg
Concerta (d-MPH), 36 mg
Concentration (ng/mL)
0
1
2
3
4
5
6
7
8
9
0
4
8
12
16
20
24
Time (hours)

PK Parameter	N	KP415, 32 mg Mean (SD)	N	Concerta®, 36 mg Mean (SD)
C_{max} (ng/mL)	24	8.20 (5.11)	24	7.97 (2.26)
AUC_{last} (h*ng/mL)	24	89.1 (32.3)	24	97.0 (30.8)
AUC_{inf} (h*ng/mL)	24	119.7 (41.2)	24	101.5 (33.7)
T_{max} (h) (median, range)	24	3 (1, 8)	24	6 (6, 10)

Note: The 32 mg dose of KP415 was approximately 10.5% lower than 36 mg of Concerta® with respect to d-MPH.

Predicted Oral Exposure for Commercial Dosage Strength



KP415 (d-MPH), 40 mg extrap.
Concerta (d-MPH), 36 mg
Concentration (ng/mL)
Time (hours)
0
1
2
3
4
5
6
7
8
9
10
0
4
8
12
16
20
24

Note: KP415 (40 mg) plasma concentrations were extrapolated by KemPharm from data for the 32 mg dose administered in KP415.101 assuming dose linearity.

The 40 mg dose of KP415 is approximately 11.8% higher than 36 mg of Concerta® with respect to d-MPH.

KP415 Reduced IN and IV Pharmacokinetics in Rats

Intranasal PK Curves

	%AUC	$\%C_{max}$
KP415/MPH	7%	5%



2500
2000
1500
1000
500
0
Concentration [ng/mL]
MPH·HCl
KP415
0
0.2
0.4
0.6
0.8
1
Time [h]

Intravenous PK Curves

	%AUC	$\%C_{max}$
KP415/MPH	27%	25%



300
250
200
150
100
50
0
Concentration [ng/mL]
MPH·HCl
KP415
0
0.5
1
1.5
2
Time [h]

Dose Reference	Dose KP415	Dose MPH
Test Article (mg/kg)	4.75	2.39
MPH Content (mg/kg)	2.06	2.06
HED (mg/kg)	0.8	0.4

Note: MPH·HCl methylphenidate hydrochloride
HED = human equivalent dose

KP415 Clinical Update and Development Timeline

- Completion of a Pre-Investigational New Drug (Pre-IND) review of KP415 announced on July 14, 2016
- KP415 IND acceptance announced on October 11, 2016
- Results from KP415 Phase 1 proof-of-concept trial announced on December 14, 2016
- KP415 efficacy studies anticipated to commence in 2H 2017 with final data expected as early as 1H 2018
- KP415 NDA anticipated to be filed as early as 2018

Pain:

KP201/IR (APAP-free)
For the Short-Term Treatment of Acute Pain

KP201/IR (APAP-free) Product Overview

- IR formulation of benzhydrocodone without APAP
- Potentially the first IR hydrocodone-related/APAP free product in the U.S.
- An abuse-deterrent opioid that offers comparable efficacy to Vicodin, Norco and Lortab, but with the potential safety advantage of having no added APAP
  - According to the FDA, overdoses of APAP are the most common cause of drug-related liver injury
  - In 2011, the FDA limited the amount of APAP in prescription combination products and required warnings to be added to the labels of all APAP prescription products
- Molecular-Based Abuse-Deterrent Technology
- No generic equivalent product
- Composition-based patent expires in 2031
- Anticipated 505(b)(1) NDA submission with priority review

KP201/IR (KP201 API) Intranasal PK Trial

- KP201/IR (KP201 API or benzhydrocodone) compared to hydrocodone bitartrate (HB) after intranasal administration for drug exposure levels, safety and drug likability in single-center, randomized, double-blind trial (n=51)

- Significant differences observed include:
  - Significantly lower drug liking and pupil dilation for KP201/IR as well as greater difficulty in snorting KP201/IR vs. HB
  - 36% decrease in peak hydrocodone exposure (C_{max}) for IN KP201/IR vs. IN HB
  - Time to peak hydrocodone exposure (T_{max}) for IN KP201/IR delayed by one hour vs. IN HB
  - Decreased overall exposure to hydrocodone released from IN KP201/IR vs. IN HB (AUC_{last} and AUC_{inf} were 20.3% and 19.5% lower, respectively, p-value <0.0001 for each ratio)

Intranasal Administration of Benzhydrocodone API (KP201) and Hydrocodone Bitartrate API (Study A03)



Hydrocodone Bitartrate (IN)
Benzhydrocodone (IN)
HC Concentration (ng/mL)
40
30
20
10
0
0
1
2
3
4
Time (hours)

PK Parameter	N	Benzhydrocodone, 13.34 mg Mean (SD)	N	Hydrocodone Bitartrate, 15 mg Mean (SD)	Benzhydrocodone vs Hydrocodone Bitartrate GLSM Diff	Benzhydrocodone vs Hydrocodone Bitartrate P Value
C_{max} (ng/mL)	24	25.6 (6.4)	24	40.4 (11.8)	-36.0%	<0.0001
AUC_{last} (h*ng/mL)	24	185.5 (50.5)	24	231.1 (54.6)	-20.3%	<0.0001
AUC_{inf} (h*ng/mL)	24	194.7 (55.7)	24	239.4 (58.4)	-19.5%	<0.0001
T_{max} (h) (median, range)	24	1.75 [0.75, 4.00]	24	0.50 [0.25, 2.02]	–	–

Intranasal Administration of Benzhydrocodone and Hydrocodone Bitartrate – Drug Liking Scores (Study A03)



100
90
80
70
60
50
0
Mean ± SE Drug Liking
Hydrocodone Bitartrate (IN)
Benzhydrocodone (IN)
Neutral Liking
0
0.5
1
1.5
2
Time (hours)

Parameter Mean (SE)	Benzhydrocodone 13.34 mg	HB 15 mg	Benzhydrocodone vs HB P Value
E_{max}	67.5 (1.8)	73.2 (1.8)	0.004
TE_{max} (hours)	1.5 (0.1)	0.9 (0.1)	0.0039

Note: HB = hydrocodone bitartrate

Differences Observed in Drug Liking and Ease of Insufflation of KP201 (API) vs. Hydrocodone (API)

Parameter	LS Mean		P-value
	KP201 (API)	Hydrocodone Bitartrate	
Drug Liking E_{max}	67.5	73.2	0.004
Ease of Insufflation[1]	78.5	65.8	0.0004

1. Higher score indicates increased difficulty with insufflation
Study A03: Intranasal HAP Study of APIs (N=51)

KP201/IR Clinical Update and Development Timeline

- Completed KP201/IR End-of-Phase 1 (EOP1) meeting with the FDA on June 23, 2016
- Licensing agreement with Acura Pharmaceuticals for Aversion® abuse-deterrent technology announced on October 18, 2016
- KP201/IR IND acceptance announced on November 29, 2016
- KP201/IR "Fast Track" designation announced on December 20, 2016
- Human clinical trials of KP201/IR anticipated to commence in 1H 2017 with final IN HAL study data expected as early as prior to year end 2017
- KP201/IR NDA anticipated to be filed as early as 2018
- Priority Review status expected

Pain:

KP511/ER and KP511/IR
For the Treatment of Severe Pain

KP511/ER and IR: Product Overview

- KP511 is a prodrug of hydromorphone
  - KP511/ER is designed as an Extended Release (ER) formulation
  - KP511/IR is designed as an Immediate Release (IR) formulation
- Potential KP511 abuse-deterrent features based on clinical and preclinical trials
  - Significantly reduced IN and IV bioavailability
  - Significantly reduced IN drug liking VAS, drug HIGH VAS and take drug again VAS
  - Highly tamper resistant
  - Limited oral bioavailability at high doses (potential overdose protection)
- No generic equivalent product
- Composition-based patent expires in 2032
- Anticipated 505(b)(2) NDA submission with priority review

Hydromorphone Market

- Nearly a $280 million combined ER and IR hydromorphone market in 2015
- Almost 3.2 million total prescriptions in 2015
- Hydromorphone prescribers:
  - ~3,500 branded prescribers
  - ~140,000 generic prescribers
- The top 4 specialties make up over 50% of the prescription base
- Prescription data suggests an increased writer base since a generic hydromorphone ER product was launched in Q2 2014
- Neither Exalgo nor Dilaudid, the only branded hydromorphone ER and IR products, respectively, have AD labeling

All market data is based on management estimates.

KP511 (API) Intranasal PK and Pilot HAL Studies

- KP511 API compared to molar-equivalent dose of hydromorphone (HM) API after intranasal administration for drug exposure levels, safety and drug likability in single-center, randomized, double-blind trial (n=26)
- Significant differences observed include:
  - Significantly lower drug liking, feeling high, and take drug again VAS scores for KP511 vs. HM
  - Approximately 63% decrease in peak hydromorphone exposure (C_{max}) for IN KP511 vs. IN HM
  - Time to peak hydromorphone exposure (T_{max}) for IN KP511 delayed by 30 minutes vs. IN HM
  - The mean systemic exposure ($AUC_{0\text{-}inf}$) to hydromorphone released from IN KP511 was only 20.0 ng*hr/mL as compared to 38.8 ng*hr/mL following IN HM

Study KP511.A01 – Intranasal Pharmacokinetics



Mean Concentration (ng/mL)
9
8
7
6
5
4
3
2
1
0
0
1
2
3
4
Time (hours)
KP511 (HM)
HM (HM)

PK Parameter	N	KP511, 16.1 mg Mean (SD)	N	HM·HCl 8 mg Mean (SD)
C_{max} (ng/mL)	26	3.46 (1.57)	26	9.25 (2.99)
AUC_{last} (h*ng/mL)	26	14.45 (5.03)	26	34.23 (9.47)
AUC_{inf} (h*ng/mL)	26	19.79 (7.87)	26	38.16 (9.78)
T_{max} (h) (median, range)	26	1.25 (0.5, 2.0)	26	0.75 (0.25, 1.25)

Note: 16.1 mg of KP511 are equivalent to 8 mg of HM·HCl with respect to hydromorphone content.

HM·HCl = hydromorphone hydrochloride

Differences Observed in Drug Liking, Feeling High and Take Drug Again of KP511 (API) vs. Hydromorphone (API)

Parameter	LS Mean KP511 (API)	LS Mean Hydromorphone (API)	P-value
Drug Liking E_{max}	67.2	78.7	0.0017
Feeling High E_{max}	44.8	68.2	0.0002
Take Drug Again (12 hours)[1]	62.7	74.1	0.0094

1. Mean Take Drug Again scores at 8, 12, and 24 hours post dosing were very similar
Study KP511.A01: Intranasal Pilot HAL Study of APIs (N=26)

KP511 Potential Oral Overdose Protection



3,500
3,000
2,500
2,000
1,500
1,000
500
0
AUC (h*ng/mL)
HM·HCl extrapolated
HM·HCl (HM)
KP511 (HM)
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64
HM Dose (mg/kg)

Note: HM·HCl refers to hydromorphone hydrochloride.
Studies conducted in rats.

KP511 Clinical Update and Development Timeline

- KP511/ER IND acceptance announced on March 28, 2016 and "Fast Track" designation was announced on May 10, 2016
- Results from KP511 API Phase 1 proof-of-concept trial announced on June 28, 2016
- Results from intranasal PK and pilot HAL studies of KP511 API announced on January 9, 2017
- Investigation anticipated into KP511's potential to limit oral abuse and/or overdose and improve or reduce opioid-induced constipation (OIC)
- KP511/ER and KP511/IR NDAs anticipated to be submitted in 2019
- Priority Review status expected for both NDAs

Central Nervous System Disorders:

KP303
For the Treatment of Schizophrenia and Other CNS Disorders

KP303 Product Overview

- Prodrug of quetiapine (Seroquel®)
- Quetiapine is heavily metabolized by CYP450 in the liver
- High interpatient variability (due to differences in hepatic enzymes)
- KP303 has been observed to have significantly higher oral bioavailability in rats compared to quetiapine
- Potential clinical benefits may include:
  - Improved efficacy
  - Decreased interpatient variability (i.e. more consistent effect)
  - Fewer or less severe adverse reactions due to potentially reduced problematic metabolites
- Potential for utilization of the 505(b)(2) regulatory pathway
- Composition-based patent expires in 2030, and is potentially NCE eligible

KP303 Oral PK Profile in Rats



Quetiapine
200
180
160
140
120
100
80
60
40
20
0
0
0.5
1
1.5
2
2.5
3
3.5
4
QTP·2 HCl
KP303

PK Parameter	KP303 vs QTP·2 HCl
	Mean Diff
C_{max} (ng/mL)	+90%
$AUC_{0\text{-}4h}$ (h*ng/mL)	+68%

Note: KP303 (N=22) and QTP·2 HCl (N=28) were administered at equimolar doses of 6.92 and 5.34 mg/kg, respectively. Both contain approximately 4.5 mg/kg of quetiapine.

KemPharm Expected News Flow

Product	Event	Date
KP511 (API)	Intranasal PK and Pilot HAL Study Data	1Q 2017
KP415	Initiate Efficacy Trials	2H 2017
KP201/IR	Intranasal HAL Study Data	2H 2017
KP415	Efficacy Trial Results	1H 2018
KP415	NDA Submission	2018
KP201/IR	NDA Submission with Priority Review	2018
KP511/ER	NDA Submission with Priority Review	2019
KP511/IR	NDA Submission with Priority Review	2019

Q3 2016 Financial Update

- Total cash, cash equivalents, restricted cash, marketable securities and long-term investments of $92.0M as of September 30, 2016
  - Represents a decrease of $10.6M from June 30, 2016
- Q3 2016 net loss of ($13.4M), or ($0.92) per basic and diluted share vs. Q3 2015 net loss of ($9.7M), or ($0.68) per basic and diluted share
  - Net loss for Q3 2016 driven by a loss from operations of ($10.4M), net interest expense of $1.7M, and non-cash fair value adjustment expense of $1.3M
- Operating loss for Q3 2016 was ($10.4M) vs. ($6.5M) for Q3 2015
  - Primarily due to $3.0M of severance expense related to deferral of commercial operations and an increase in G&A costs of $0.9M due to an increase in headcount
- 14,646,982 common shares outstanding at September 30, 2016

KemPharm

For additional information please contact:

Joshua E. Drumm, Ph.D.
jdrumm@tiberend.com
212-375-2664